                                                                    EXHIBIT 10.2

                             EMPLOYMENT AGREEMENT
                             --------------------


     This EMPLOYMENT AGREEMENT (this "Agreement") effective as of January 15, 1997, by and between CellStar, Ltd., a Texas limited partnership (the "Employer"), CellStar Corporation, a Delaware corporation and parent company of Employer ("Parent"), and Mark Q. Huggins (the "Employee").

                                R E C I T A L S
                                ---------------


     WHEREAS, Employer desires to obtain the benefit of the services of Employee as an employee of Employer and as an officer of Parent for the period of time provided in this Agreement; and

     WHEREAS, Employee desires to render services to Employer and Parent on the terms and conditions hereinafter provided;


                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

                                   ARTICLE I

                                  EMPLOYMENT

     1.1  Employment.  Effective January 15, 1997, the Employer shall employ the
          ----------
Employee and the Employee shall accept employment by the Employer for the period and upon the terms and conditions contained in this Agreement.

     1.2  Term.  The term of this Agreement shall commence on January 15, 1997
          ----
(the "Effective Date"), and shall end on January 15, 1999 (the "Original Term"), unless earlier terminated as provided herein (the period from January 15, 1997, through January 15, 1999, or the date of such earlier termination, as applicable, is hereinafter referred to as the "Term").

     1.3  Office and Duties.
          -----------------

          (a) Position. During the Term, the Employee shall serve as Senior Vice
              --------
     President-Administration and Chief Financial Officer of Parent, with authority, duties and responsibilities consistent with such offices, and shall perform such other services for Employer, Parent and their affiliated entities consistent with the position of Senior Vice President-Administration and Chief Financial Officer as may be reasonably assigned to him from time to time by senior management of Employer and/or Parent and by the Board of Directors of Parent. During the Term, Employee shall also accept election or appointment, and serve, as an officer and/or director of any affiliated entity of Employer and Parent, and perform the duties appropriate thereto, without additional compensation other than as set forth herein. Employee's actions as Senior Vice President-Administration and Chief Financial Officer shall at all times be subject to the direction of the Board of Directors of Parent.

          (b) Commitment. During the Term, the Employee shall devote
              ----------
     substantially all of his time, energy, skill and best efforts to the performance of his duties hereunder in a manner that will faithfully and diligently further the business and interests of Employer, Parent and their affiliated entities. Subject to the foregoing, the Employee may serve in any capacity with any civic, educational or charitable organization; provided that such activities and services do not interfere or conflict with the performance of his duties hereunder. Employee shall comply with reasonable policies, standards and regulations established from time to time by senior management of Employer and Parent and/or the Board of Directors of Parent.


     1.4  Compensation.
          ------------

          (a) Base Salary.  Employer shall pay the Employee as compensation an
              -----------
     aggregate salary ("Base Salary") of $230,000 per year during the Term, or such greater amount as shall be approved by the Compensation Committee of the Parent's Board of Directors. The Base Salary for each year shall be paid by Employer in accordance with the regular payroll practices of Employer.

          (b) Annual Incentive Payment.  Each year during the Term, the Employee
              ------------------------
     shall be eligible to participate in an annual incentive plan approved by the Compensation Committee of Parent's Board of Directors. Pursuant to action of the Compensation Committee of the Board of Directors of Parent, the parties understand that, for the fiscal year ending in November 1997, the Employee will be eligible to earn an annual incentive payment under Parent's Amended and Restated Annual Incentive Compensation Plan of up to 50% of that portion of his base salary earned during such fiscal year; provided that Parent achieves such performance standards as are set forth in such plan and as are established by the Compensation Committee for such fiscal year.

          (c) Stock Options.  Pursuant to action of the Compensation Committee
              -------------
     of the Board of Directors of Parent, effective on the Effective Date, Employee shall be granted a stock option entitling him to purchase 40,000 shares of Parent's common stock at the reported market closing sales price thereof on such date (the "Option"). The Option shall become exercisable by the Employee at the rate of 25% of the shares covered thereby per year during the Term, beginning on the first anniversary of the Effective Date. The Option shall contain such additional terms as are set forth in Parent's 1993 Amended and Restated Long-Term Incentive Plan and as are established by the Compensation Committee of the Board of Directors of Parent.

          (d) Payment and Reimbursement of Expenses. During the Term, Employer
              -------------------------------------
     shall pay or reimburse the Employee for all reasonable travel and other expenses incurred by the Employee in performing his obligations under this Agreement in accordance with the policies and procedures of Employer for officers, provided that the Employee properly accounts therefor in accordance with the regular policies of Employer.

          (e) Fringe Benefits and Perquisites.  During the Term, the Employee
              -------------------------------
     shall be entitled to participate in or receive benefits under any stock purchase, profit-sharing, pension, retirement, life, medical, dental, disability or other plan or arrangement made available by Employer or Parent to officers of Parent, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing paid to the Employee under any plan or arrangement made available to the Employee shall be deemed to be in lieu of compensation hereunder.

          (f) Vacations. During the Term and in accordance with the with
              ---------
     the regular policies of Employer, the Employee shall be entitled to the number of paid vacation days in each calendar year determined by Employer from time to time for its officers.

          (g) Relocation Expenses.  Employee shall be entitled to receive
              -------------------
     relocation expenses in accordance with Employer policy, including the following: (i) up to three months reasonable temporary living expenses in the Dallas/Fort Worth, Texas area; and (ii) reasonable expenses (including taxes) associated with relocation of Employee and Employee's family from San Antonio, Texas to the Dallas/Fort Worth, Texas area, including (x) real estate fees associated with the sale of Employee's home in San Antonio, Texas, (y) reasonable moving costs from San Antonio, Texas to the Dallas/Fort Worth, Texas area and (z) normal real estate acquisition costs in the Dallas/Fort Worth area (including normal points and other fees); provided that such relocation occurs within two years of the Effective Date

     1.5  Termination.
          -----------

          (a) Disability.  Employer may terminate this Agreement for Disability.
              ----------
     "Disability" shall exist if, because of ill health, physical or mental disability, or any other reason beyond his control, and notwithstanding reasonable accommodations made by Employer, the Employee shall have been unable, unwilling or shall have failed to perform his duties under this Agreement, as determined in good faith by Parent's Board of Directors or a committee thereof, for a period of 120 consecutive days, or if, in any 12-month period, the Employee shall have been unable or unwilling or shall have failed to perform his duties for a period of 80 or more business days, irrespective of whether or not such days are consecutive.

          (b) Cause.  Employer may terminate the Employee's employment for
              -----
     Cause. Termination for "Cause" shall mean termination because of the Employee's (i) gross incompetence, (ii) willful gross misconduct that causes or is likely to cause material economic harm to Employer, Parent or their affiliated entities or that brings or is likely to bring substantial discredit to the reputation of Employer, Parent or any of their affiliated entities, as determined by the Board of Directors of Parent in good faith,
     (iii) failure to follow directions of Parent's Board of Directors that are consistent with his duties under this Agreement, (iv) conviction of, or entry of a pleading of guilty or nolo contendre to, any crime involving moral turpitude or entry of an order duly issued by any federal or state regulatory agency having jurisdiction in the matter permanently prohibiting Employee from participating in the conduct of the affairs of Employer, Parent or their affiliated entities, or
     (v) material breach of any provision of this Agreement that is not remedied within 60 days after receipt of written notice from Employer or Parent specifying such breach.

         (c) Without Cause.  During the Term, Employer may terminate the
             -------------
     Employee's employment Without Cause, subject to the provisions of subsection 1.6(b) (Termination Without Cause or for Company Breach).
                        ------------------------------------------------
     Termination "Without Cause" shall mean termination of the Employee's employment by Employer other than termination for Cause or for Disability.

         (d) Company Breach.  The Employee may terminate his employment
             --------------
     hereunder for Company Breach. For purposes of this Agreement a "Company Breach" shall be deemed to occur in the event of a material breach of this Agreement by Employer or Parent, including without limitation any material reduction in the authority, duties and responsibilities that the Employee has on the Effective Date of this Agreement; provided, however, that the
                                                  --------  -------
     foregoing items shall not constitute Company Breach unless the Employee notifies Employer or Parent (as applicable) thereof in writing, specifying in reasonable detail the basis therefor and stating that it is grounds for Company Breach, and unless Employer or Parent fails to cure such Company Breach within 60 days after such notice is sent or given under this Agreement.

         (e) Change in Control.  The Employee may terminate his employment
             -----------------
     hereunder within 12 months of a Change in Control (defined below):

             (i) "Change in Control" shall mean any of the following:

                 (1) any consolidation or merger of Parent in which Parent is not the continuing or surviving corporation or pursuant to which shares of Parent's common stock would be converted into cash, securities or other property, other than a merger of Parent in which the holders of Parent common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                 (2) any sale, lease, exchange or other transfer (in one
             transaction or a series of related transactions) of all or substantially all of the assets of Parent;

                 (3) any approval by the stockholders of Parent of any plan or proposal for the liquidation or dissolution of Parent;

                 (4) the cessation of control (by virtue of their not
             constituting a majority of directors) of Parent's Board of Directors by the individuals

             (the "Continuing Directors") who (x) at the date of this Agreement were directors or (y) become directors after the date of this Agreement and whose election or nomination for election by Parent's stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Agreement or whose election or nomination for election was previously so approved); or

                 (5) (A) the acquisition of beneficial ownership ("Beneficial
             Ownership"), within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of an aggregate of 15% or more of the voting power of Parent's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who Beneficially Owned less than 10% of the voting power of Parent's outstanding voting securities on the Effective Date of this Agreement, (B) the acquisition of Beneficial Ownership of an additional 5% of the voting power of Parent's outstanding voting securities by any person or group who Beneficially Owned at least 10% of the voting power of Parent's outstanding voting securities on the Effective Date of this agreement, or (C) the execution by Parent and a stockholder of a contract that by its terms grants such stockholder (in its, hers or his capacity as a stockholder) or such stockholder's Affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933 (an "Affiliate")) including, without limitation, such stockholder's nominee to Parent's Board of Directors (in its, hers or his capacity as an Affiliate of such stockholder), the right to veto or block decisions or actions of Parent's Board of Directors; provided, however,
                                             --------  -------
             that notwithstanding the foregoing, the events described in items
             (A), (B) or (C) above shall not constitute a Change in Control hereunder if the acquiror is (aa) Alan H. Goldfield or his Affiliates, (bb) a trustee or other fiduciary holding securities under an employee benefit plan of Employer, Parent or one of their affiliated entities and acting in such capacity, (cc) a corporation owned, directly or indirectly, by the stockholders of Parent in substantially the same proportions as their ownership of voting securities of Parent or (dd) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) under the Exchange Act or (ee) in the case of an acquisition described in items (A) or (B) above (but not in the case of an acquisition described in item (C) above), any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; provided further,
                                                   -------- -------
             however that none of the following shall constitute a Change
             -------
             in Control: (aa)the right of the holders of any voting securities of Parent to vote as a class on any matter or (bb) any vote required of disinterested or unaffiliated directors or stockholders including, without limitation, pursuant to Section 144 of the Delaware General Corporation Law or Rule 16b-3 promulgated pursuant to the Exchange Act.

                 (6) subject to applicable law, in a Chapter 11 bankruptcy
             proceeding, the appointment of a trustee or the conversion of a case involving Parent to a case under Chapter 7.

         (f) Without Good Reason.  During the Term, the Employee may terminate
             -------------------
     his employment Without Good Reason. Termination "Without Good Reason" shall mean termination of the Employee's employment by the Employee other than termination for Company Breach.

         (g) Explanation of Termination of Employment. Any party terminating
             ----------------------------------------
     this Agreement shall give prompt written notice ("Notice of Termination") to the other party hereto advising such other party of the termination of this Agreement stating in reasonable detail the basis for such termination. The Notice of Termination shall indicate whether termination is being made for Cause, Without Cause or for Disability (if Employer has terminated the Agreement) or for Company Breach, upon a Change in Control or Without Good Reason (if the Employee has terminated the Agreement).

         (h) Date of Termination.  "Date of Termination" shall mean the date
             -------------------
     specified in the Notice of Termination.

     1.6  Compensation Upon Termination.
          -----------------------------

         (a) Termination for Cause or Disability or Without Good Reason.  If
             ----------------------------------------------------------
     Employer shall terminate the Employee's employment for Cause or Disability or if the Employee shall terminate his employment Without Good Reason, then Employer's obligation to pay salary and benefits pursuant to Section 1.4 (Compensation) shall terminate, except that Employer shall pay the
      ------------
     Employee his accrued but unpaid salary and benefits pursuant to Section 1.4 (Compensation) through the Date of Termination.
      ------------

         (b) Termination Without Cause or for Company Breach. If Employer shall
             -----------------------------------------------
     terminate the Employee's employment Without Cause or if the Employee shall terminate his employment for Company Breach, then Employer shall pay to the Employee, as severance pay in a lump sum on the 15th day following the Date of Termination, the following amounts:

             (i) his then-unpaid Base Salary through the Date of Termination at the rate in effect as of the Date of Termination; and

             (ii) in lieu of any further Base Salary and Annual Incentive Payments for periods subsequent to the Date of Termination, an amount equal to the greater of (i) Employee's Base Salary at the rate in effect as of the Date of Termination divided by 12 and multiplied by six or (ii) Employee's Base Salary at the rate in effect as of the Date of Termination divided by 365 and multiplied by the number of days remaining in the Original Term.

         In addition, the Employee will be entitled to a prorated portion of any annual incentive payment earned for the fiscal year in which his employment is terminated, if earned in accordance with the terms of its grant.

         If the Employee terminates his employment for Company Breach based upon a material reduction by Employer of the Employee's Base Salary, then for purposes of this subsection 1.6(b) (Termination Without Cause or for
                                         --------------------------------
     Company Breach), the Employee's Base Salary as of the Date of Termination
     --------------
     shall be deemed to be the Employee's Base Salary immediately prior to the reduction that the Employee claims as grounds for Company Breach.

         (c) Termination Upon a Change in Control. If the Employee terminates
             ------------------------------------
     his employment after a Change in Control pursuant to subsection 1.5(e) (Change in Control), then Employer shall pay to the Employee as severance
      -----------------
     pay and as liquidated damages (because actual damages are difficult to ascertain), in a lump sum, in cash, within 15 days after termination, an amount equal to $100 less than two times the Employee's "annualized includable compensation for the base period" (as defined in Section 280G of the Internal Revenue Code of 1986); provided, however, that if such lump
                                         --------  -------
     sum severance payment, either alone or together with other payments or benefits, either cash or non-cash, that the Employee has the right to receive from Employer, including, but not limited to, accelerated vesting or payment of any deferred compensation, options, stock appreciation rights or any benefits payable to the Employee under any plan for the benefit of employees, would constitute an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986), then such lump sum severance payment or other benefit shall be reduced to the largest amount that will not result in receipt by the Employee of a parachute payment. The determination of the amount of the payment described in this subsection shall be made by Parent's independent auditors.

         (d) No Mitigation.   The Employee shall not be required to mitigate the
             -------------
     amount of any payment provided for in this Section 1.6 (Compensation Upon
                                                             -----------------
     Termination) by seeking other employment or otherwise.
     -----------

     1.7  Death of Employee.   If the Employee dies prior to the expiration of
          -----------------
this Agreement, the Employee's employment and other obligations under this Agreement shall automatically terminate and all compensation to which the Employee is or would have been entitled hereunder shall terminate as of the end of the month in which the Employee's death occurs.

                                   ARTICLE 2

                      NON-COMPETITION AND CONFIDENTIALITY

     2.1 Non-Competition.
         ---------------

         (a) Description of Proscribed Actions.  During the Term and for a
             ---------------------------------
     period of two (2) years thereafter, in consideration for the obligations of Employer and Parent hereunder, including without limitation their disclosure (pursuant to subsection 2.2(b) (Obligation of The Company)
                                                -------------------------
     below) of Confidential Information, the Employee shall not:

             (i) directly or indirectly, engage or invest in, own, manage, operate, control or participate in the ownership, management, operation or control of, be employed by, associated or in any manner connected with, or render services or advice to, any Competing Business (defined below); provided, however, that the Employee may invest in the
                 --------  -------
         securities of any enterprise (but without otherwise participating in the activities of such enterprise) if (x) such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act and (y) the Employee does not beneficially own (as defined Rule 13d-3 promulgated under the Exchange
         Act) in excess of 5% of the outstanding capital stock of such enterprise;

             (ii) directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, solicit, divert or take away any suppliers, customers or clients of the Company or any of its Affiliates; or

             (iii) directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, either (i) hire, attempt to hire, contact or solicit with respect to hiring, any employee of Employer or Parent or any Affiliate thereof,
         (ii) induce or otherwise counsel, advise or encourage any employee of Employer, Parent or any Affiliate thereof to leave the employment of Employer, Parent or any Affiliate thereof, or (iii) induce any representative or agent of Employer, Parent or any Affiliate thereof to terminate or modify its relationship with Employer, Parent or such Affiliate.

         (b) Judicial Modification.  The Employee agrees that if a court of
             ---------------------
     competent jurisdiction determines that the length of time or any other restriction, or portion thereof, set forth in this Section 2.1 (Non-
                                                                     ----
     Competition) is overly restrictive and unenforceable, the court may reduce
     -----------
     or modify such restrictions to those which it deems reasonable and enforceable under the circumstances, and as so reduced or modified, the parties hereto agree that the restrictions of this Section 2.1 (Non-
                                                                     ----
     Competition) shall remain in full force and effect. The Employee further
     -----------
     agrees that if a court of competent jurisdiction determines that any provision of this Section 2.1 (Non-Competition) is invalid or against
                                    ---------------
     public policy, the remaining provisions of this Section 2.1 (Non-
                                                                  ----
     Competition) and the remainder of this Agreement shall not be affected
     -----------
     thereby, and shall remain in full force and effect.

         (c) Nature of Restrictions.  The Employee acknowledges that the
             ----------------------
     business of Employer and Parent and their Affiliates is international in scope and that the Restrictions imposed by this Agreement are legitimate, reasonable and necessary to protect Employer's, Parent's and their Affiliates' investment in their businesses and the goodwill thereof. The Employee acknowledges that the scope and duration of the restrictions contained herein are reasonable in light of the time that the Employee has been or will be engaged in the business of Employer, Parent and/or their Affiliates, and the Employee's relationship with the suppliers, customers and clients of Employer, Parent and their Affiliates. The Employee further acknowledges that the restrictions contained herein are not burdensome to the Employee in light of the consideration paid therefor and the other opportunities that remain open to the Employee. Moreover, the Employee acknowledges that he has other means available to him for the pursuit of his livelihood.

         (d) Competing Business.  "Competing Business" shall mean any
             ------------------
     individual, business, firm, company, partnership, joint venture, organization, or other entity engaged in the wholesale distribution or retail sales of wireless communication equipment in any domestic or international market area in which Employer, Parent or any of their Affiliates does business at any time during the Employee's employment with Employer or any of its Affiliates.

     2.2  Confidentiality.  For the purposes of this Section 2.2
          ---------------
(Confidentiality), the term "the Company" shall be construed also to include
----------------
Employer, Parent and any and all Affiliates of Employer and Parent.

          (a) Confidential Information.  "Confidential Information" shall mean
              ------------------------
     information that is used in the Company's business and

             (i)   is proprietary to, about or created by the Company;

             (ii) gives the Company some competitive advantage, the opportunity of obtaining such advantage or the disclosure of which could be detrimental to the interests of the Company;

             (iii) is not typically disclosed to non-employees by the Company, or otherwise is treated as confidential by the Company; or

             (iv) is designated as Confidential Information by the Company or from all the relevant circumstances should reasonably be assumed by the Employee to be confidential to the Company.

     Confidential Information shall not include information publicly known (other than as a result of a disclosure by the Employee ). The phrase "publicly known" shall mean readily accessible to the public in a written publication and shall not include information that is only available by a substantial searching of the published literature or information the substance of which must be pieced together from a number of different publications and sources, or by focused searches of literature guided by Confidential Information.

         (b) Obligation of The Company.  During the Term, the Company shall
             -------------------------
     provide access to, or furnish to, the Employee Confidential Information of the Company necessary to enable the Employee properly to perform his obligations under this Agreement.

         (c) Non-Disclosure.  The Employee acknowledges, understands and agrees
             --------------
     that all Confidential Information, whether developed by the Company or others or whether developed by the Employee while carrying out the terms and provisions of this Agreement (or previously while serving as an officer of the Company), shall be the exclusive and confidential property of the Company and (i) shall not be disclosed to any person other than employees of the Company and professionals engaged on behalf of the Company, and other than disclosure in the scope of the Company's business in accordance with the Company's policies for disclosing information, (ii) shall be safeguarded and kept from unintentional disclosure and (iii) shall not be used for the Employee's personal benefit. Subject to the terms of the preceding sentence, the Employee shall not use, copy or transfer Confidential Information other than as is necessary in carrying out his duties under this Agreement.

     2.3  Injunctive Relief.  Because of the Employee's experience and
          -----------------
reputation in the industries in which Employer, Parent and their Affiliates operate, and because of the unique nature of the Confidential Information, the Employee acknowledges, understands and agrees that Employer and Parent will suffer immediate and irreparable harm if the Employee fails to comply with any of his obligations under Article 2 (Non-Competition and Confidentiality) of this
                                    -----------------------------------
Agreement, and that monetary damages will be inadequate to compensate Employer and Parent for such breach. Accordingly, the Employee agrees that Employer and Parent shall, in addition to any other remedies available to them at law or in equity, be entitled to injunctive relief to enforce the terms of Article 2 (Non-
                                                                            ----
Competition and Confidentiality), without the necessity of proving inadequacy of
-------------------------------
legal remedies or irreparable harm.

                                   ARTICLE 3

                                 MISCELLANEOUS

     3.1  Period of Limitations.  No legal action shall be brought and no
          ---------------------
cause of action shall be asserted by or on behalf of Employer or Parent or any of their Affiliates against the Employee, the Employee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of Employer or Parent or any Affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

     3.2  Counterparts.   This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     3.3  Indulgences, Etc.   Neither the failure nor any delay on the part
          -----------------
of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

     3.4  Employee's Sole Remedy.  The Employee's sole remedy shall be
          ----------------------
against Employer or Parent for any claim, liability or obligation of any nature whatsoever arising out of or relating to this Agreement or an alleged breach of this Agreement or for any other claim arising out of the Employee's employment by Employer, his service to Employer or its Affiliates or the termination of the Employee's employment hereunder (collectively, "Employee Claims"). The Employee shall have no claim or right of any nature whatsoever against any of Employer's or its Affiliates' directors, former directors, officers, former officers, employees, former employees, stockholders, former stockholders, agents, former agents or the independent counsel in their individual capacities arising out of or relating to any Employee Claim. The Employee hereby releases and covenants not to sue any person other than Employer or Parent over any Employee Claim.
The persons described in this Section 3.4 (other than Employer, Parent and the Employee) shall be third-party beneficiaries of this Agreement for purposes of enforcing the terms of this Section 3.4 (Employee's Sole Remedy) against the
                                        -----------------------
Employee.

     3.5  Notices.   All notices, requests, demands and other
          -------
communications required or permitted under this Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made and received when sent by telecopy (with a copy sent by mail) or when personally delivered or one business day after it is sent by overnight service, addressed as set forth below:

          If to the Employee:

                Mark Q. Huggins

                ----------------------
                ----------------------

          If to Employer or Parent:

                CellStar Corporation
                1730 Briercroft Court
                Carrollton, Texas  75006
                Attn:  General Counsel


Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subsection for the giving of notice, which shall be effective only upon receipt.

     3.6  Provisions Separable.  The provisions of this Agreement are
          --------------------
independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     3.7  Entire Agreement.   This Agreement contains the entire
          ----------------
understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained, which shall be deemed terminated effective immediately. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

     3.8  Headings; Index.   The headings of paragraphs herein are included
          ---------------
solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     3.9  Governing Law.   This Agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Texas, without giving effect to principles of conflict of laws.

     3.10 Dispute Resolution.  Subject to Employer's and Parent's right to
          ------------------
seek injunctive relief in court as provided in Section 2.3 (Injunctive Relief)
                                                            -----------------
of this Agreement, any dispute, controversy or claim arising out of or in relation to or connection to this Agreement, including without limitation any dispute as to the construction, validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by arbitration, and any party may submit such dispute, controversy or claim, including a claim for indemnification under this Section 3.10 (Dispute
                                                               -------
Resolution), to arbitration.
----------

         (a) Arbitrators.  The arbitration shall be heard and determined by one
             -----------
     arbitrator, who shall be impartial and who shall be selected by mutual agreement of the parties; provided, however, that if the dispute involves
                               --------  -------
     more than $2,000,000, then the arbitration shall be heard and determined by three (3) arbitrators. If three (3) arbitrators are necessary as provided above, then (i) each side shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration and (ii) the party-appointed arbitrators shall in turn appoint a presiding arbitrator of the tribunal within thirty (30) days following the appointment of the last party-appointed arbitrator. If (x) the parties cannot agree on the sole arbitrator, (y) one party refuses to appoint its party-appointed arbitrator within said thirty (30) day period or (z) the party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal, then the appointing authority for the implementation of such procedure shall be the Senior United States District Judge for the Northern District of Texas, who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. If the Senior United States District Judge for the Northern District of Texas refuses or fails to act as the appointing authority within ninety (90) days after being requested to do so, then the appointing authority shall be the Chief Executive Officer of the American Arbitration Association, who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. All decisions and awards by the arbitration tribunal shall be made by majority vote.

         (b) Proceedings. Unless otherwise expressly agreed in writing by the
             -----------
     parties to the arbitration proceedings:

             (i) The arbitration proceedings shall be held in Dallas, Texas, at a site chosen by mutual agreement of the parties, or if the parties cannot reach agreement on a location within thirty (30) days of the appointment of the last arbitrator, then at a site chosen by the arbitrators;

             (ii) The arbitrators shall be and remain at all times wholly independent and impartial;

             (iii) The arbitration proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time;

             (iv) Any procedural issues not determined under the arbitral rules selected pursuant to item (iii) above shall be determined by the law of the place of arbitration, other than those laws which would refer the matter to another jurisdiction;

             (v) The costs of the arbitration proceedings (including attorneys' fees and costs) shall be borne in the manner determined by the arbitrators;

             (vi) The decision of the arbitrators shall be reduced to writing; final and binding without the right of appeal; the sole and exclusive remedy regarding any claims, counterclaims, issues or accounting presented to the arbitrators; made and promptly paid in United States dollars free of any deduction or offset; and any costs or fees incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement;

             (vii) The award shall include interest from the date of any breach or violation of this Agreement, as determined by the arbitral award, and from the date of the award until paid in full, at 6% per annum; and

             (viii) Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     3.11 Survival.  The covenants and agreements of the parties set forth
          --------
in Article 2 (Non-Competition and Confidentiality), and Article 3
              -----------------------------------
(Miscellaneous) are of a continuing nature and shall survive the expiration,
 -------------
termination or cancellation of this Agreement, regardless of the reason therefor.

     3.12  Subrogation.  In the event of payment under this Agreement,
           -----------
Employer and Parent shall be subrogated to the extent of such payment to all of the rights of recovery of the Employee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable Employer or Parent effectively to bring suit to enforce such rights.

     3.13  No Duplication of Payments.  Employer and Parent shall not be
           --------------------------
liable under this Agreement to make any payment in connection with any claim made against the Employee to the extent the Employee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     3.14  Binding Effect, Etc.  This Agreement shall be binding upon and
           --------------------
inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of Employer, Parent, spouses, heirs, and personal and legal representatives. Employer and Parent shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of their business or assets, by written agreement in form and substance satisfactory to the Employee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Employer or Parent would be required to perform if no such succession had taken place.

                                * * * * * * * *

     IN WITNESS WHEREOF, Employer and Parent have caused this Agreement to be executed by their officer/general partner thereunto duly authorized, and Employee has signed this Agreement, all as of the day and year first above written.


                         CELLSTAR CORPORATION

                         By: /s/ R. M. GOZIA
                            ----------------------------------------------------
                            Name:  /s/ R. M. Gozia
                                  ----------------------------------------------

                            Title: /s/ President
                                  ----------------------------------------------

                         CELLSTAR, LTD.

                         By National Auto Center, Inc., its General Partner

                         By: /s/ R. M. GOZIA
                            ----------------------------------------------------
                            Name:  /s/ R. M. Gozia
                                  ----------------------------------------------

                            Title: /s/ President
                                  ----------------------------------------------


                          /s/ MARK Q. HUGGINS
                         -------------------------------------------------------
                              Mark Q. Huggins